Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

SOUTHERN DISTRICT OF CALIFORNIA

In Re:
CHAPTER 11 (BUSINESS)
IMAGENETIX, INC.,	OPERATING REPORT NO. 5
FOR THE MONTH ENDING:
4/30/2013
Debtor(s).

I.   CASH RECEIPTS AND DISBURSEMENTS

A.   (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$501,599.95

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS		$371,975.21

3. BEGINNING BALANCE		$129,624.74

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$98,161.50
GENERAL SALES	$-
OTHER (SPECIFY) _Customer deposits on future sales	$30,000.00
OTHER ** (SPECIFY) _ADP refund	$525.00

TOTAL RECEIPTS THIS PERIOD:		$128,686.50
5. BALANCE:		$258,311.24

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$168,254.86
TOTAL DISBURSEMENTS THIS PERIOD***:		$168,254.86

7. ENDING BALANCE:		$90,056.38

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

     DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

     _______________________________________San Diego, CA 92128_______________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

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IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$90,356.38
Restricted Cash
Accounts Receivable	$391,991.93
Inventory	$94,560.81
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$576,909.12

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(249,638.69)
Net Property, Plan, and Equipment		$5,234.76

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$59,064.90
Total Other Assets		$59,064.90

TOTAL ASSETS		$641,208.78

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$33,458.36
Taxes Payable
Notes Payable
Professional Fees	$212,408.23
Secured Debt
Other (Itemized) See page 12 disclosure attached	$57,629.56
Total Post-Petition Liabilities		$303,496.15

Pre-Petition Liabilities:
Secured Liabilities	$4,429,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,401,696.84

TOTAL LIABILITIES		$5,705,192.99

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$273,594.10
Direct Charges to Equity

TOTAL EQUITY		$(5,063,984.21)

TOTAL LIABILITIES & EQUITY		$641,208.78

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IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$136,778.05	$1,015,730.64
Less: Returns/Discounts	( )	( )
Net Sales/Revenue	$136,778.05	$1,015,730.64

Cost of Goods Sold:
Beginning Inventory at cost	$71,249.81	$22,488.00
Purchases	$56,712.49	$214,733.21
Less: Ending Inventory at cost	$(94,560.81)	$(94,560.81)
Cost of Goods Sold (COGS)	$33,401.49	$142,660.40

Gross Profit	$103,376.56	$873,070.24

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$29,320.00	$123,883.00
Payroll - Other Employees	$14,635.92	$59,912.36
Payroll Taxes	$10,906.96	$23,421.30
Other Taxes (Itemize)
Depreciation and Amortization	$1,436.39	$21,722.13
Rent Expense - Real Property	$7,596.40	$38,581.60
Lease Expense - Personal Property
Insurance	$3,218.26	$28,526.16
Real Property Taxes	$-	$1,318.38
Telephone and Utilities	$529.83	$15,235.22
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals and parking	$699.69	$2,922.74
Miscellaneous Operating Expenses (Itemize) see attached	$7,606.31	$32,484.65
Total Operating Expenses	$(75,949.76)	$(348,007.54)

Net Gain/(Loss) from Operations	$27,426.80	$525,062.70

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,476.88	$20,131.72
Legal and Professional (Itemize)	$34,233.33	$274,235.88
Other (Itemize)
Total Non-Operating Expenses	$(38,710.21)	$(294,367.60)

NET INCOME/(LOSS)	$(11,283.41)	$273,594.10

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